UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2005

Wells Real Estate Investment Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-25739

Maryland	58-2328421
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6200 The Corners Parkway

Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

(770) 449-7800

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 18, 2005, Wells Real Estate Investment Trust, Inc. (the “Registrant”) entered into an amendment to its current Dealer Manager Agreement with Wells Investment Securities, Inc., the Registrant’s Dealer Manager, Exhibit “A” to the Dealer Manager Agreement, and currently executed selling agreements with various broker-dealers to reflect approval by the board of directors of the Registrant of amendments to the Registrant’s dividend reinvestment plan to (1) change the share price for shares offered and sold pursuant to the Registrant’s dividend reinvestment plan from $8.00 per share to 95.5% of the then-current estimated share valuation determined by the Registrant’s board of directors from time to time effective for dividends declared and paid beginning in December 2005, and (2) eliminate selling commissions and acquisition and advisory fees paid on such sales beginning in September 2006.

Item 7.01 Regulation FD Disclosure

On November 21, 2005, the Registrant sent a letter to its stockholders updating them on (1) a recent determination by the board of directors of an estimated net asset value of the shares of the Registrant, based on the estimated net asset value of the Registrant as of September 30, 2005, and (2) changes to the Registrant’s dividend reinvestment plan effective for dividends declared and paid beginning in December 2005. This letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

On November 21, 2005, the Registrant sent a letter to broker-dealers updating them on (1) a recent determination by the board of directors of an estimated net asset value of the shares of the Registrant, based on the estimated net asset value of the Registrant as of September 30, 2005, (2) changes to the Registrant’s dividend reinvestment plan effective for dividends declared and paid beginning in December 2005, and (3) changes to the Dealer Manager Agreement, Exhibit “A” to the Dealer Manager Agreement, and currently executed selling agreements with various broker-dealers. This letter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 8.01. Other Events

On November 15, 2005, the board of directors of the Registrant approved amendments to the Registrant’s dividend reinvestment plan to (1) change the share price for shares offered and sold pursuant to the Registrant’s dividend reinvestment plan from $8.00 per share to 95.5% of the then-current estimated share valuation determined by the Registrant’s board of directors from time to time effective for dividends declared and paid beginning in December 2005, and (2) eliminate selling commissions and acquisition and advisory fees paid on such sales beginning in September 2006. A copy of the Amended and Restated Dividend Reinvestment Plan of the Registrant is attached to this Current Report as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits

a. Exhibit 99.1

Letter to stockholders dated November 21, 2005

b. Exhibit 99.2

Letter to broker-dealers dated November 21, 2005

c. Exhibit 99.3

Amended and Restated Dividend Reinvestment Plan of Wells Real Estate Investment Trust, Inc. Adopted November 15, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Wells Real Estate Investment Trust, Inc.

By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President

Date: November 21, 2005

Exhibit Index

Exhibit No.	Description

Ex-99.1	Letter to stockholders dated November 21, 2005

Ex-99.2	Letter to broker-dealers dated November 21, 2005

Ex-99.3	Amended and Restated Dividend Reinvestment Plan of Wells Real Estate Investment Trust, Inc. Adopted November 15, 2005